                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                     INLAND RETAIL REAL ESTATE TRUST, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                 MARCH 20, 2002

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders of Inland Retail Real Estate Trust, Inc. The meeting will be held on Monday, April 22, 2002 at 2:00 p.m., local time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year's meeting, you will be entitled to vote on the election of five directors and the ratification of KPMG LLP's appointment as our independent auditors for 2002. Also enclosed is our 2001 Annual Report to Stockholders. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

     It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. You may also vote your shares by following the procedure described in our Proxy Statement. This will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

     Thank you for your continued support of and interest in our REIT. I and everyone at Inland Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

                                        Sincerely,


                                        Robert D. Parks
                                        Chairman and Chief Executive Officer

                      INLAND RETAIL REAL ESTATE TRUST, INC.
                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523
                            TELEPHONE: (630) 218-8000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        DATE:   April 22, 2002
                        TIME:   2:00 p.m.
                        PLACE:  2901 Butterfield Road
                                Oak Brook, Illinois 60523

To Our Stockholders:

     The purposes of the annual meeting are:

     - To elect five directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

     - To ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year; and

     - To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

     The Board of Directors has fixed the close of business on March 15, 2002 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

     A Proxy Statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 accompany this notice.

     We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also vote your shares electronically by following the procedures described in the attached Proxy Statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

     You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

                                        By order of the Board of Directors,


                                        SCOTT W. WILTON
                                        Secretary

                      INLAND RETAIL REAL ESTATE TRUST, INC.
                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 22, 2002



                                  INTRODUCTION

     Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our 2002 Annual Meeting of Stockholders to be held on Monday, April 22, 2002, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

     This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 20, 2002.

     Unless the context otherwise requires, all references to "our," "we" and "us" in this Proxy Statement relate to Inland Retail Real Estate Trust, Inc. ("IRRETI" or the "Company") and those entities owned or controlled directly or indirectly by IRRETI, including Inland Retail Real Estate Limited Partnership, which is IRRETI's operating partnership (the "Operating Partnership"), and any entities owned or controlled by the Operating Partnership.

     The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

     RECORD DATE AND OUTSTANDING SHARES - The close of business on March 15, 2002 is the record date fixed by our Board of Directors for determining the holders of record of Common Stock, $.01 par value per share, of the Company entitled to notice of and to vote at the Annual Meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were 45,239,880.2323 shares of Common Stock issued and outstanding, our only outstanding voting securities.

     VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting.

     VOTING ELECTRONICALLY VIA THE INTERNET - Stockholders may vote via the Internet at the www.InlandVote.com Web site until 11:59 p.m. Central Time, April 21, 2002. The Internet voting procedures are designed to authenticate the stockholders' identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. If you would like to receive future stockholder materials electronically, please enroll after you complete your voting process at www.InlandVote.com.

     Please refer to the proxy card enclosed for voting instructions. If you choose not to vote over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

     QUORUM; ABSTENTIONS AND BROKER NON-VOTES - Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     STOCKHOLDER LIST - A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder by no later than April 12, 2002 and continuing through the date of the Annual Meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.

                              ELECTION OF DIRECTORS

ITEM NO. 1: TO ELECT FIVE INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

     Our Board of Directors consists of five individuals. A majority of these individuals must be "Independent Directors" which means that the individual:

     - is not affiliated and has not been affiliated within the two years prior to becoming an Independent Director, directly or indirectly, with us, Inland Real Estate Investment Corporation ("IREIC" or our "Sponsor"), or Inland Retail Real Estate Advisory Services, Inc. (our "Advisor") whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of IRRETI, our Sponsor, our Advisor or any of their affiliates; and

     - does not serve as a director for more than two other real estate investment trusts ("REITs") organized by us or our Advisor or advised by our Advisor; and performs no other services for us, except as a director.

We currently have three Independent Directors, all of whom are nominees for reelection as Independent Directors. Our other two directors are considered "Affiliated Directors" because they are affiliated with us or our affiliates.

     The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2002 Annual Meeting of Stockholders. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting of Stockholders to be held in 2003 and until his successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Each current director has been a director since 1998. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

     NOMINEES FOR ELECTION AS DIRECTORS - The following sets forth information with regard to the nominees for election to our Board as Independent Directors.

NAME, POSITIONS WITH
IRRETI AND AGE                     Business Experience

DANIEL K. DEIGHAN                  Mr. Deighan has been one of our independent
Independent Director               directors since September 1998. He is an
since 1998                         appraiser who holds the MAI designation from
                                   the American Institute of Real Estate
Age 62                             Appraisers (the predecessor to the Appraisal
                                   Institute) and has over 25 years of appraisal experience. He has testified as an expert witness in numerous counties throughout
                                   Florida, and in some courts in New York in eminent domain and other appraisal matters.
                                   Mr. Deighan is president of Florida Property
                                   Consultants Group, which has its office in Port St. Lucie, Florida. That firm is successor to Deighan Appraisal Associates,
                                   Inc. and its predecessors, which Mr. Deighan formed in 1971. Its business is the providing of expert appraisal, consulting and eminent domain services throughout Florida.

                                   Since February 1996, he has been
                                   vice-president of Southern Property
                                   Consultants, Inc., a firm which specializes in real estate tax appeals.

                                   Deighan Appraisal Associates, Inc. was
                                   honored as the "Business of the Year" in 1990 by the Port St. Lucie Chamber of Commerce. Mr. Deighan is past vice chairman of the Martin County Industrial Development Agency and a past president of the Tri-County Tec Foundation and the Economic Council of Martin County, Florida. He received his B.A. degree from Sienna College, Albany, New York.

KENNETH E. MASICK                  Mr. Masick has been one of our independent
Independent Director               directors since December 1998. He has been a
since 1998                         partner of Wolf & Company LLP, certified
                                   public accountants, since its formation in
Age 56                             1978. That firm, one of the largest in the
                                   Chicagoland area, specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick currently is partner-in-charge of the firm's audit and accounting department and is responsible for the firm's quality control. His accounting experience also includes forecasts and projections, feasibility studies and due diligence activities on acquisitions.

                                   Mr. Masick has been in public accounting since his graduation from Southern Illinois University in 1967. He is also licensed as a General Securities Representative. Mr. Masick is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.

                                   He also serves as treasurer and director of Oak Brook Financial Group, Inc., a securities broker dealer firm. All of the mentioned entities with which Mr. Masick is affiliated have their offices in Oak Brook, Illinois.

MICHAEL S. ROSENTHAL               Mr. Rosenthal has been one of our independent
Independent Director               directors since October, 1998. He is an
since 1998                         attorney who has been in private practice
                                   since 1984. He has been a shareholder of the
Age 44                             Atlanta, Georgia law firm of Wagner, Johnston
                                   & Rosenthal, P.C. since September 1996. From
                                   January 1991 through August 1996, Mr.
                                   Rosenthal was president and a shareholder of the Atlanta, Georgia law firm of Weinstein, Rosenthal & Tobin, P.C. That law firm's predecessor conducted business as a partnership under the name of Weinstein, Rosenthal & Tobin from 1986 through December
                                   1990, and Mr. Rosenthal served as its
                                   managing partner. He represents primarily service industry clients, providing day-to-day business counseling and advice, and services in the areas of mergers and acquisitions, real estate acquisitions and financings, as well as litigation when necessary. Mr. Rosenthal received both his B.A. degree and his law degree from the University of Florida.

     The following sets forth information with regard to the remaining nominees for election to our Board, each of whom is considered an Affiliated Director.

NAME, POSITIONS WITH
IRRETI AND AGE                                   BUSINESS EXPERIENCE

ROBERT D. PARKS                    Mr. Parks has been with The Inland Group Inc.
Chairman, Chief                    ("Inland") and its affiliates since 1968 and
Executive Officer and              is one of the four original principals. He
Affiliated Director since          has been our chairman, chief executive
our formation in 1998              officer, and an affiliated director since our
                                   formation in 1998. He is a director of The
Age 58                             Inland Group as well as chairman of our
                                   sponsor. Mr. Parks is president, chief
                                   executive officer and a director of Inland
                                   Real Estate Corporation. He is a director of Inland Real Estate Advisory Services, Inc.,
                                   Inland Investment Advisors, Inc., Partnership
                                   Ownership Corp., Inland Southern
                                   Acquisitions, Inc. and Inland Southeast
                                   Investment Corp. He is a director of our Advisor, a director of Inland Securities
                                   Corporation ("Inland Securities") and a
                                   trustee of Inland Mutual Fund Trust.

                                   Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our sponsor. He oversees and coordinates the marketing of all investments and investor relations.

                                   Prior to joining Inland, Mr. Parks was a school teacher in Chicago's public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers, Inc. He is also a member of the Real Estate Investment Association, the

                                   Financial Planning Association, the
                                   Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts, Inc.

BARRY L. LAZARUS                   Mr. Lazarus has been our president, chief
President, Chief Operating         operating officer and an affiliated director
Officer and Affiliated Director    since our formation in 1998. He has been our
since our formation in 1998, and   treasurer and chief financial officer since
Treasurer and Chief Financial      June 1999. After a brief career in public
Officer since June 1999            accounting, Mr. Lazarus joined The Inland
                                   Group in 1973 as its original controller and
Age 55                             was later promoted to treasurer. From 1973 to
                                   1979, he supervised all corporate and
                                   partnership accounting and tax matters and managed corporate financial affairs. In 1979, Mr. Lazarus relocated to Phoenix, Arizona and formed The Butterfield Company, a development and contracting firm, while also serving as a consultant to investors in several commercial ventures. Between 1979 and 1987, The
                                   Butterfield Company successfully completed several projects in conjunction with national real estate firms, including The Inland
                                   Group. From 1988 until October 1990, Mr.
                                   Lazarus was vice president of finance for UDC
                                   Homes, Inc., then a New York Stock Exchange
                                   Company and the 20th largest home builder in the United States. His duties included obtaining financing for numerous development and construction projects in the southeastern and southwestern United States, as well as maintaining investor relations.

                                   Mr. Lazarus rejoined Inland in October 1990 and became president of Intervest Midwest Real Estate Corporation, then an affiliate of The Inland Group. Mr. Lazarus solely owns Wisconsin and Southern Land Company, Inc., of which he has been president and director since December 1993. Wisconsin and Southern Land Company, Inc., which has its office in Orlando, Florida, is a holding company that acquired Intervest from The Inland Group in 1994. Intervest, pursuant to a service agreement, previously provided property zoning, development and disposition services to Wisconsin Capital Land Fund, L.P., a private placement real estate equity program sponsored by our Sponsor.

                                   Mr. Lazarus is president of Inland Shelter
                                   Group, LLC, Orlando, Florida, which has been engaged in the development of apartment buildings in the state of Georgia through 1998. He received his B.B.A. degree from the University of Wisconsin, is a certified public accountant and holds real estate broker licenses in the states of Florida and Georgia.

THE BOARD'S RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

                               DANIEL K. DEIGHAN,
                               KENNETH E. MASICK,
                              MICHAEL S. ROSENTHAL,
                              ROBERT D. PARKS, AND
                                BARRY L. LAZARUS

                     ITS NOMINEES FOR ELECTION AS DIRECTORS

             TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

               AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

VOTE REQUIRED

     The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions will have the effect of votes against nominees, although, as mentioned, they will count toward the presence of a quorum.

     BOARD MEETINGS IN 2001 - Our Board met ten times during 2001. Each director attended more than 75% of the total number of meetings of the Board and the Committee on which he served.

     COMMITTEES OF THE BOARD OF DIRECTORS - Our Board has established an Audit Committee comprised of our Independent Directors, Messrs. Deighan, Masick and Rosenthal. These three directors are independent in accordance with the National Association of Securities Dealers' listing standards. The Board has adopted a written charter for the Audit Committee which was included as an Exhibit to the Proxy Statement for our last annual meeting of stockholders.

     The Audit Committee is responsible for recommending the engagement of our independent auditors, reviewing the plans and results of the audit engagement with our auditors, approving services performed by and the independence of our independent auditors, considering the range of audit and non-audit fees, and consulting with our independent auditors regarding the adequacy of our internal accounting controls. This committee met five times during 2001.

     The Board has also established a Development Committee comprised of Messrs. Lazarus, Deighan, Parks, G. Joseph Cosenza, the vice chairman and director of Inland, Brenda Gujral, president, chief operating officer and director of Inland Securities and president, chief operating officer and director of IREIC, and Steve Sanders, IRRETI's vice president of acquisitions.

     We formed the Development Committee in connection with our desire to engage in the development of properties. This committee examines and discusses the development of various properties. It did not meet during 2001.

     We do not have a standing nominating committee or compensation committee of the Board of Directors.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter was attached as Exhibit A to the Proxy Statement relating to last year's Annual Meeting of Stockholders, which is on file with the Securities and Exchange Commission.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

     The Audit Committee of the Board of Directors of Inland Retail Real Estate Trust, Inc.:

                    Kenneth E. Masick
                    Daniel K. Deighan
                    Michael S. Rosenthal

                             OUR EXECUTIVE OFFICERS

OUR AFFILIATION WITH THE INLAND GROUP OF COMPANIES

     Inland, together with its subsidiaries and its and their affiliates (collectively, the "Inland Affiliated Companies"), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. IREIC, a subsidiary of Inland and one of the Inland Affiliated Companies, is our Sponsor and organizer. Inland Retail Real Estate Advisory Services, Inc. is a wholly owned subsidiary of IREIC. Inland Securities Corporation ("Inland Securities"), another of the Inland Affiliated Companies, is the Dealer Manager of our initial public offering and our current public offering of securities. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by IREIC. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. Inland Southeast Property Management Corp. ("Inland Management"), which is owned principally by individuals who are affiliates of Inland, is the real estate management agent for our properties. Inland Real Estate Acquisitions, Inc. ("Inland Acquisitions"), one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and assists us in acquiring suitable properties to be purchased by other affiliates from unaffiliated third parties on our behalf. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Advisor and Inland Management to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See "Certain Relationships and Related Transactions" below.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS

     Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors. None of our executive officers has a written employment or severance agreement with us. The following sets forth information regarding our executive officers:

NAME, POSITIONS WITH
IRRETI AND AGE                                  BUSINESS EXPERIENCE

ROBERT D. PARKS                    The biography of Mr. Parks is included above
Chairman, Chief Executive          under "Election of Directors-Nominees for
Officer and an Affiliated          Election as Directors."
Director since our
formation in 1998

Age 58

BARRY L. LAZARUS                   The biography of Mr. Lazarus is included
President, Chief Operating         above under "Election of Directors-Nominees
Officer and an Affiliated          for Election as Directors."
Director since our formation
in 1998, and Treasurer and
Chief Financial Officer
since June 1999

Age 55

ROBERTA S. MATLIN                  Ms. Matlin has been our vice president of
Vice President-Administration      administration since our formation in 1998.
since our formation in 1998        Ms. Matlin joined Inland in 1984 as director
                                   of investor administration and currently
Age 57                             serves as senior vice president of
                                   administration of our Sponsor, directing its day-to-day internal operations. She was also vice president of administration of Inland
                                   Real Estate Corporation from March 1995 to
                                   July 2000. Ms. Matlin is a director of our Sponsor and of our Dealer Manager. She is president and director of Inland Investment
                                   Advisors, Inc. and Intervest Southern Real
                                   Estate Corporation and a trustee of Inland
                                   Mutual Fund Trust. She is also a director of Partnership Ownership Corporation. Until
                                   December 31, 2001, she was a director of Inland Apartment Acquisitions, Inc. Prior to joining Inland, she spent 11 years with the Chicago Region of the Social Security
                                   Administration of the United States
                                   Department of Health and Human Services. Ms.
                                   Matlin received her B.A. Degree from the University of Illinois. She is registered with the National Association of Securities
                                   Dealers, Inc. as a general securities
                                   principal and investment advisor.

STEVEN D. SANDERS                  Mr. Sanders has been our vice president of
Vice-President-Acquisitions        acquisitions since our formation. Mr. Sanders
since our formation in 1998        has been an officer of Inland Real Estate
                                   Acquisitions, Inc., one of our affiliates,
Age 52                             since 1993 and its senior vice president
                                   since 1997. He was president of our property manager between May of 1998 and March of 2000. He has been involved in the real estate industry, continuously, since 1970. His real estate career began with Carlsberg Financial
                                   Corporation, in Los Angeles, California, a sponsor of national real estate limited partnerships that acquired office, industrial, multi-family, manufactured home parks and retail properties throughout the United States. As regional director of acquisitions, Mr. Sanders' responsibilities included identification, analysis, negotiations and closings of properties in the eastern United States, on behalf of Carlsberg Financial Corporation sponsored partnerships.

                                   In 1979 and 1980, Mr. Sanders worked for R&B
                                   Development, Los Angeles, California, as director of acquisitions for multi-family properties acquired for ultimate conversions to condominiums. In 1981, he formed Irvine Properties, Inc. which offered real estate consultation, brokerage and management services to local and national investors. In 1984, Mr. Sanders joined Univest Real Estate Corporation, Tampa, Florida, an affiliate of Inland, and spearheaded the acquisition of multi-family properties throughout the state of Florida.

                                   In 1988, he formed Florida Country Clubs,
                                   Inc., which acquired and operated three golf and country clubs located in Orlando, Florida. In 1991, Mr. Sanders acquired interests in additional golf and country clubs on the east and west coasts of Florida. In 1993, he rejoined Inland at its Oak Brook, Illinois headquarters with the primary responsibility of acquiring shopping centers for Inland Real Estate Corporation.

VENTON J. CARLSTON                 Mr. Carlston has been our controller since
Vice President-Controller          June 2000 and was promoted to Vice President
since January 2002                 - Controller in January 2002. Mr. Carlston
                                   joined Inland Real Estate Investment
Age 44                             Corporation in February 1986. In 1994, Mr.
                                   Carlston became controller of Inland
                                   Securities Corporation and assistant
                                   controller of Inland Real Estate Investment
                                   Corporation. He received his B.S. degree in accounting from Southern Illinois University.
                                   Mr. Carlston is a Certified Public Accountant and a member of the Illinois CPA Society.

SCOTT W. WILTON                    Mr. Wilton has been our secretary since
Secretary since August 2000        August 2000. Mr. Wilton joined Inland in
                                   January 1995. He is assistant vice president
Age 42                             of The Inland Real Estate Group, Inc. and
                                   assistant counsel with The Inland Real Estate
                                   Group law department. Mr. Wilton is involved in all aspects of our business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He received B.S.
                                   degrees in economics and history from the University of Illinois at Champaign in 1982 and his law degree from Loyola University of Chicago, Illinois in 1985. Prior to joining
                                   Inland, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate and corporate transactions and litigation.

                 COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

     Base Compensation. We will pay each of our Independent Directors an annual fee of $5,000 plus $500 for each meeting of the Board or a committee thereof attended in person, a fee of $250 for each meeting of the Board or committee of the Board attended by telephone, and reimbursement of their out-of-pocket expenses incurred. Messrs. Deighan, Masick and

Rosenthal were each paid fees of $10,500 in 2001 for their services as Independent Directors. Messrs. Parks and Lazarus do not receive any fees or other remuneration for serving as our Affiliated Directors.

     OPTIONS. Under our Independent Director Stock Option Plan, each Independent Director is granted a non-qualified stock option to acquire 3,000 shares as of the date they become an Independent Director. Our current Independent Directors were granted a non-qualified Stock Option to acquire 3,000 shares on April 1, 2000. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholders' meeting to each Independent Director then in office. Each of our current Independent Directors was granted a non-qualified Stock Option to acquire 500 shares at our first Annual Meeting on June 1, 2000 and 500 shares at our second Annual Meeting on April 26, 2001. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The options granted as of each annual meeting of stockholders become fully exercisable on the second anniversary of the date of their grant. As of March 1, 2002, we have granted options to purchase 4,000 shares at $9.05 per share to each of the three Independent Directors. The option price for subsequent options will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders.

EXECUTIVE COMPENSATION

     With the exception of Barry L. Lazarus, our executive officers will not receive any compensation from us for their services as such officers. Other than Mr. Lazarus, our executive officers are officers of one or more of the Inland Affiliated Companies and are compensated by those entities, in part, for their services rendered to us. We pay our Advisor and its affiliates (which are Inland Affiliated Companies) certain compensation in exchange for services they provide to us. Such compensation is described below under "Certain Relationships and Related Transactions."

     Mr. Lazarus will receive an annual salary of $100,000 from us, and reimbursement for his out-of-pocket expenses incurred on our behalf. His "at will" employment is based on an oral agreement. Mr. Lazarus will devote most of his time to our business; however, he will continue to devote some time to Intervest Midwest Real Estate Corporation of which he is President. Mr. Lazarus was paid $100,000 in 2001 for his services as our President, Chief Operating Officer, Treasurer and Chief Financial Officer.

     The following table sets forth information regarding the annual compensation we paid to Mr. Lazarus during 1999, 2000 and 2001. No information is presented for years prior to 1999 because the Company did not pay Mr. Lazarus a salary until 1999.

               NAME & POSITION              YEAR        SALARY
               ---------------              ----        ------

          Barry L. Lazarus,                 2001       $100,000
          President, COO, Treasurer,        2000       $ 35,000
          CFO                               1999       $ 26,250

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have entered into agreements to pay our Advisor and its affiliates certain fees or other compensation for providing services to us. During the year ended December 31, 2001, we paid the following fees or other compensation to our Advisor or its affiliates:

     ORGANIZATION AND OFFERING COSTS. IREIC, our Sponsor, advanced certain organization and offering expenses for us, and is entitled to be reimbursed for its actual costs incurred on our behalf in connection with our organization, the initial public offering and the current offering, including legal and accounting fees, registration and filing fees, printing costs and selling expenses. Through December 31, 2001, we incurred a total of $39,335,560 of organization and offering expenses in connection with our initial public offering, of which $1,047,991 remained unpaid. In addition, as of December 31, 2001, our Sponsor had advanced approximately $2,000,000 for the payment of offering expenses to non-affiliated third parties in connection with our initial public offering, all of which has been repaid. Our Sponsor has not advanced any reimbursable expenses in connection with our current offering. See "Fees for the Offering of Our Securities" below for an explanation of a portion of such expenses earned by Inland Securities.

     ADVISOR ASSET MANAGEMENT FEE. Our Advisor was entitled to receive an annual advisor asset management fee equal to one-percent (1%) of our average invested assets until August 1, 2001. Thereafter, our Advisor may receive an annual Advisor asset management fee of not more than 1% of our net asset value, to be paid quarterly. Our net asset value means, for any period, the total book value of our assets invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves less any mortgages payable on such assets, computed by taking the average of these values at the end of each month during the period. For any year in which we qualify as a REIT, the Advisor must reimburse us:

     - to the extent that the Advisor asset management fee plus other operating expenses paid during the previous calendar year exceed 2% of our average invested assets for the calendar year or 25% of our net income for that calendar year; and

     - to the extent that stockholders have not received an annual distribution equal to or greater than the 7% annual return on the net investment of stockholders.

     Through December 31, 2001, we have incurred $120,000 in Advisor asset management fees.

     PROPERTY MANAGEMENT FEES. Inland Management, an affiliate of our Advisor, is entitled to receive property management fees for management and leasing services provided to us. These fees may not exceed 4.5% of the gross income earned by us on the properties managed. For 2001, we incurred and paid property management fees of $1,605,491.

     FEES FOR THE OFFERING OF OUR SECURITIES. Inland Securities, an affiliate of our Advisor, served as Dealer Manager of our initial public offering and in that capacity in 2001 earned selling commissions and certain other fees of $19,092,420, of which $595,828 were unpaid as of

December 31, 2001. In addition, as of December 31, 2001, Inland Securities has earned the right to purchase from us 1,410,472,516 Soliciting Dealer Warrants for an aggregate purchase price of $1,128.38. Each Warrant will entitle the holder to purchase one share for $12 per share. Inland Securities has informed us that approximately all of these commissions and fees have been reallowed by Inland Securities, and all of those Soliciting Dealer Warrants will be reallowed by Inland Securities, to unaffiliated soliciting broker-dealers responsible for the sale of our shares in the Offering.

     REIMBURSEMENT OF CERTAIN SALARIES AND EXPENSES. Our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to our initial public offering and our current offering and the administration of our day-to-day operations. The amount of reimbursable expenses were $683,055 in 1999, $257,840 in 2000 and $195,310 in 2001.

     Additionally, our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to selecting, evaluating and acquiring our properties. These amounts are included in building and improvements for those costs relating to properties purchased. These amounts are included in acquisition cost expenses to affiliates for costs relating to properties not acquired.

     PROPERTY-LEVEL COMPENSATION. An affiliate of the Advisor will provide loan servicing to us for a monthly fee. The fee for each full year will be equal to no more than .05% of the total principal amount of the loans it is servicing for us during that year up to the first $100 million in total principal loan balances. After that, the fee will be a lesser percentage on a sliding scale basis. In addition, we may pay our affiliates for providing other property-level services to us.

     All amounts we paid to affiliates are believed by us to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of March 15, 2002, regarding the number and percentage of shares beneficially owned by: (i) each director;
(ii) each executive officer; (iii) all directors and executive officers as a group; (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares; and (v) IREIC, our Sponsor. Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them. As of March 15, 2002, we had 11,933 stockholders of record and 45,239,880.2323 shares of common stock outstanding.

                                      NUMBER OF SHARES
NAME OF BENEFICIAL OWNER             BENEFICIALLY OWNED        PERCENT OF CLASS
------------------------             ------------------        ----------------
Robert D. Parks                       34,726.2063(1)                  *
Barry L. Lazarus                      11,049.7240                     *
Daniel K. Deighan                      5,185.3067(2)                  *
Kenneth E. Masick                      6,635.8337(2)                  *
Michael S. Rosenthal                   6,228.6502(2)(3)               *
Roberta S. Matlin                           -                         *
Steven D. Sanders                           -                         *
Venton J. Carlston                          -                         *
Scott W. Wilton                             -                         *

All Directors and Executive
Officers as a group (9 persons)       63,825.7209(1)(2)               *

*Less than 1%

(1) Includes 20,000 shares owned by our Advisor. Our Advisor is a wholly-owned subsidiary of IREIC, which is an affiliate of Inland. Mr. Parks is a control person of Inland and disclaims beneficial ownership of these shares owned by our Advisor. Also includes 7,721.1841 shares owned by Mr. Park's spouse, Catherine N. Parks.

(2) Includes 3,000 shares issuable upon exercise of options granted to each Independent Director under our Independent Director Stock Option Plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

(3) Includes 617.0161 shares held by Mr. Rosenthal as Trustee under The Uniform Gifts to Minors Act for Danielle N. Rosenthal and 471.7471 shares held by Mr. Rosenthal as Trustee under The Uniform Gifts to Minors Act for Gabrielle M. Rosenthal.

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT - Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2001 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR 2001

     ITEM NO. 2: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2002.

     KPMG LLP has served as our independent auditors since our formation in 1998, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditors. Therefore, the Board, upon the recommendation of its Audit Committee, has appointed KPMG LLP to act as our independent auditors to examine our consolidated financial statements for our 2002 fiscal year. Although our selection of independent auditors does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

     One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Audit Fees - The aggregate fees billed for professional services rendered for the audit of our 2001 annual financial statements and the reviews of our financial statements included in our Forms 10-Q were $7,560.

     Financial Information Systems Design and Implementation Fees - We paid no Financial Information Systems Designated Implementation fees for 2001 to our principal accountant, KPMG LLP.

     All Other Fees - Other than the fees listed above, the aggregate fees billed for services rendered by KPMG LLP were $174,060.

     The Audit Committee has considered whether the provision of the services covered under "All Other Fees" is compatible with maintaining KPMG LLP's independence.

THE BOARD'S RECOMMENDATION
            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

                 THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

                      AS OUR INDEPENDENT AUDITORS FOR 2001.


VOTE REQUIRED

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will have the effect of votes against the proposal, although they will count toward the presence of a quorum.

                         MISCELLANEOUS AND OTHER MATTERS

     ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS - Stockholder proposals for our Annual Meeting of Stockholders to be held in 2003 will not be included in our Proxy Statement for that meeting unless the proposal is proper for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of Stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than December 4, 2002. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

     In addition, the Amended and Restated Bylaws of Inland Retail Real Estate Trust, Inc. (as amended, the "Bylaws") provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year's Annual Meeting of Stockholders.

     These Bylaw requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our Bylaws, as amended, is filed as Exhibit 3.2 and Exhibit 3.2(a) to our annual report on Form 10-K for the year ended December 31, 2001 and is available at the SEC Internet site (http://www.sec.gov).

     PROXY SOLICITATION COSTS - We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Officers, directors and employees of IRRETI, and officers and employees of our Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition to the solicitation by mail, we have made these materials available via the Internet at www.InlandVote.com.

     OTHER MATTERS - As of the date of this Proxy Statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

                                        By the order of the Board of Directors,


                                        Scott W. Wilton
                                        Secretary

Oak Brook, Illinois
March 20, 2002

     YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

     Our 2001 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2001. The 2001 Annual Report does not form any part of the material for the solicitation of proxies.



                               -------------------

                      INLAND RETAIL REAL ESTATE TRUST, INC.
       REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company") hereby appoints Roberta S. Matlin and Scott W. Wilton as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on Monday, April 22, 2002, at 2:00 p.m., local time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

--------------------------------------------------------------------------------

PLEASE MARK VOTE IN THE FOLLOWING MANNER USING BLUE OR BLACK INK ONLY.  [x]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1 AND 2.
                                                                      FOR ALL
                                             FOR ALL   WITHHOLD ALL   EXCEPT
1.     ELECTION OF DIRECTORS:                 [   ]       [   ]        [   ]
       01 - DANIEL K. DEIGHAN,
       02 - KENNETH E. MASICK,
       03 - MICHAEL S. ROSENTHAL,
       04 - ROBERT D. PARKS,
       05 - BARRY L. LAZARUS


       ---------------------------------
       (Except nominee(s) written above)
                                               FOR       AGAINST      ABSTAIN
2.     PROPOSAL TO RATIFY KPMG LLP AS         [   ]       [   ]        [   ]
       INDEPENDENT AUDITORS.

3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

[   ]  CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Signature of Stockholder                                       Dated:
                            ---------------------------------         ----------
Signature, if held jointly                                     Dated:
                            ---------------------------------         ----------
Signature, if held jointly                                     Dated:
                            ---------------------------------         ----------

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.